                                                                    EXHIBIT 10.2

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                     AMENDED AND RESTATED SECURITY AGREEMENT

                                     between

                                 HearUSA, Inc.,

                                    as Debtor

                                       and

                       SIEMENS HEARING INSTRUMENTS, INC.,

                                as Secured Party

                          Dated as of February 10, 2006

================================================================================

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1. DEFINITIONS...................................................     1

SECTION 2. ASSIGNMENT; SECURITY INTERESTS; INSURANCE PROCEEDS............     3
   2.01 Assignment; Grant of Security Interests..........................     3
   2.02 Power of Attorney................................................     5
   2.03 Costs of Enforcement.............................................     6

SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES........................     6
   3.01 Location of Collateral...........................................     6
   3.02 Debtor Organization..............................................     6
   3.03 Enforceability...................................................     6
   3.04 Ownership........................................................     6
   3.05 Business.........................................................     7
   3.06 Control..........................................................     7
   3.07 Liens............................................................     7
   3.08 Consents.........................................................     7

SECTION 4. SPECIAL PROVISIONS CONCERNING ACCOUNTS; INSTRUMENTS;
           CHATTEL PAPER; COMMERCIAL TORT CLAIMS.........................     7
   4.01 Additional Representations and Warranties........................     7
   4.02 Maintenance of Records...........................................     7
   4.03 Direction to Account Debtors; Contracting Parties; etc...........     8
   4.04 Collection.......................................................     8
   4.05 Instruments and Chattel Paper....................................     8
   4.06 Commercial Tort Claims...........................................     9

SECTION 5. SPECIAL PROVISIONS CONCERNING PATENTS,
           COPYRIGHTS AND TRADEMARKS.....................................     9
   5.01 Additional Representations and Warranties........................     9
   5.02 Infringements....................................................     9
   5.03 Other Patents, Copyrights and Trademarks.........................     9
   5.04 Remedies.........................................................     9


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
SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL; INSURANCE...............    10
   6.01 Protection of the Secured Party's Interests......................    10
   6.02 Further Actions..................................................    10
   6.03 Financing Statements.............................................    10
   6.04 Location.........................................................    11
   6.05 Adverse Claims...................................................    11
   6.06 Taxes............................................................    11
   6.07 No Other Liens...................................................    12
   6.08 Access...........................................................    12

SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT..................    12
   7.01 Remedies; Obtaining the Collateral Upon Default..................    12
   7.02 Remedies; Disposition of the Collateral..........................    13
   7.03 Waiver of Claims.................................................    13
   7.04 Application of Proceeds..........................................    14
   7.05 Remedies Cumulative..............................................    14
   7.06 Discontinuance of Proceedings....................................    15

SECTION 8. INDEMNITY.....................................................    15

SECTION 9. MISCELLANEOUS.................................................    15
   9.01 Notices..........................................................    15
   9.02 Waiver; Amendment................................................    15
   9.03 Obligations Absolute.............................................    15
   9.04 Successors and Assigns...........................................    16
   9.05 Headings Descriptive, etc........................................    16
   9.06 GOVERNING LAW; SUBMISSION to JURISDICTION and VENUE;
        WAIVER of JURY TRIAL.............................................    16
   9.07 The Debtor's Duties..............................................    17
   9.08 Termination; Release.............................................    17
   9.09 Counterparts.....................................................    17
   9.10 Severability.....................................................    17

SCHEDULE I     CHATTEL PAPER AND INSTRUMENTS
SCHEDULE II    COMMERCIAL TORT CLAIMS
SCHEDULE III   DEBTOR AND COLLATERAL DETAILS
SCHEDULE IV    PATENTS, COPYRIGHTS AND TRADEMARKS


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                     AMENDED AND RESTATED SECURITY AGREEMENT

          AMENDED AND RESTATED SECURITY AGREEMENT, dated as of February 10, 2006 (this "Agreement"), by and between HearUSA, Inc. (formerly HEARx, LTD.), a Delaware corporation (the "Debtor"), and SIEMENS HEARING INSTRUMENTS, INC., a Delaware corporation (the "Secured Party"),

                                   WITNESSETH:

          WHEREAS, the Debtor and the Secured Party entered into that certain Credit Agreement, dated as of December 7, 2001 (the "Original Loan Agreement"), and as a condition precedent to the obligations of the Secured Party under that agreement, the Debtor was required to execute and deliver a Security Agreement of even date therewith (the "Original Security Agreement") and to grant to the Secured Party a continuing security interest in all of the Collateral (as defined in the Original Security Agreement;

          WHEREAS, the Debtor has requested that the Secured Party modify the terms of the Original Loan Agreement and enter into certain financing arrangements with the Debtor; and

          WHEREAS, the parties now desire to fully amend and restate the Original Loan Agreement by, among other things, reducing the total commitment thereunder to $26 million and consolidating certain tranches, and are extending their relationship and entering into an Amended and Restated Credit Agreement pursuant to which the Secured Party will make funds available to the Debtor; and

          WHEREAS, as a condition precedent to the obligations of the Secured Party under the Amended and Restated Credit Agreement, dated effective February 10, 2006 (the "Credit Agreement") the Debtor is required to execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the benefits to the Debtor, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby makes the following assignments, representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

          SECTION 1. DEFINITIONS

          For all purposes of this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement, (ii) the following terms, which are defined in the UCC are used herein as so defined: Accession, Account, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Equipment, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-

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Credit Right, Proceeds, Supporting Obligation, and Tangible Chattel Paper, and
(iii) the principles of construction set forth in the Credit Agreement shall apply.

          In addition, the following terms shall have the meanings herein specified:

          "Collateral" has the meaning provided in Section 2.01(a).

          "Collateral Proceeds" shall mean "proceeds" as such term is defined in the UCC or under other relevant law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Debtor from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Debtor, with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Copyrights" shall mean all of Debtor's copyrights, registrations and applications therefor, and any and all (a) renewals and extensions thereof, (b) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (c) rights to sue for past, present and future infringements or misappropriations thereof and (d) all other rights corresponding thereto throughout the world, whether now owned or hereafter acquired.

          "Credit Agreement" has the meaning provided in the fourth whereas clause of this Agreement.

          "Debtor" has the meaning provided in the preamble of this Agreement.

          "Licenses" means license agreements in which Debtor grants or receives a grant of any interest in Copyrights, Trademarks, Patents and Trade Secrets and other intellectual property and any and all (a) renewals, extensions, supplements, amendments and continuations thereof, (b) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including damages and payments for past or future violations or infringements or misappropriations thereof and (c) rights to sue for past, present and future violations or infringements thereof, whether now owned or hereafter acquired.

          "Patents" shall mean all of the Debtor's patents and patent applications and any and all (a) inventions and improvements described and claimed therein, (b) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (c) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including damages and payments for past or future infringements or


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misappropriations thereof, (d) rights to sue for past, present and future infringements or misappropriations thereof and (e) all other rights corresponding thereto throughout the world, whether now owned or hereinafter acquired.

          "Secured Obligations" shall mean all obligations, fees, charges, liabilities and indebtedness of every nature of the Debtor from time to time owing to the Secured Party under the Credit Agreement and/or any other Loan Document to which the Debtor is a party.

          "Secured Party" has the meaning provided in the preamble of this Agreement.

          "Trademarks" shall mean all of the Debtor's trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and the goodwill of Debtor's business connected therewith and symbolized thereby, and any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due or pay able or both with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (c) rights to sue for past, present and future infringements or misappropriations thereof and (d) all other rights corresponding thereto throughout the world; all whether now owned or hereafter acquired.

          "Trade Secrets" means all of the Debtor's trade secrets, any and all
(a) income, royalties, damages and thereafter due or payable or both with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (b) rights to sue for past, present and future infringements or misappropriations thereof and (c) all other rights corresponding thereto throughout the world; all whether now owned or hereafter acquired.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date hereof; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          SECTION 2. ASSIGNMENT; SECURITY INTERESTS; INSURANCE PROCEEDS

          2.01 Assignment; Grant of Security Interests.

          (a) The Debtor, as security for the prompt and complete payment and performance when due of the Secured Obligations of the Debtor, does hereby acknowledge and affirm that it has assigned, pledged, conveyed, set over and transferred,


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and hereby re-assigns, pledges, conveys, sets over and transfers, unto the
Secured Party, and has granted and does hereby confirm and affirm the grant to the Secured Party of, and hereby re-grants to the Secured Party, a continuing security interest of first priority in, all of the right, title and interest of the Debtor in, to and under all of the following, whether now existing, or hereafter from time to time acquired using proceeds of the Loans (collectively, the "Collateral"):

               (i) all Equipment, Inventory, Fixtures and Goods of the Debtor;

               (ii) all Accounts, Deposit Accounts, Investment Property and all other cash and currency of the Debtor;

               (iii) all General Intangibles of the Debtor;

               (iv) all Chattel Paper, Documents and Instruments owned by the Debtor, as specified in Schedule I;

               (v) all Governmental Approvals, to the maximum extent permitted by applicable law;

               (vi) all property and interests in property of each Debtor now or hereafter coming into the actual possession, custody or control of the Secured Party in any way and for any purpose (whether for safe keeping, deposit, custody, pledge, transmission, collection or otherwise);

               (vii) all books and records of the Debtor relating to any Collateral;

               (viii) all other property and interests in property of the Debtor constituting personal property;

               (ix) all Commercial Tort Claims of the Debtor, as specified on
          Schedule II;

               (x) all Letter-of-Credit Rights of the Debtor;

               (xi) all Supporting Obligations of the Debtor;

               (xii) All Patents, Trademarks, Licenses, Trade Secrets and Copyrights;

               (xiii) the entire goodwill of Debtor's business connected with the use of and symbolized by the Trademarks; and

               (xiv) all Accessions and all Proceeds and products of any and all of the foregoing.


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          (b) The Collateral pledged and the security interest granted by the
Debtor hereunder secures the prompt and complete payment and performance of all the Secured Obligations owed by the Debtor, and the security interest of the Secured Party held under this Agreement extends to all Collateral which the Debtor may acquire at any time during the continuation of this Agreement.

          2.02 Power of Attorney. The Debtor hereby acknowledges that it has irrevocably appointed the Secured Party as its attorney-in-fact with right of substitution, so that the Secured Party or any other Person empowered by the Secured Party shall be authorized, without need of further authorization from the Debtor, at any time upon the occurrence of and during the continuance of an Event of Default (but not otherwise), in the Secured Party's discretion to take any and all actions authorized or permitted to be taken by the Secured Party under this Agreement or by law, including but not limited to the power:

               (i) to effect the sale of any of the Collateral in one or more transactions to the extent permitted by law and in such other manner as may be determined by the attorney-in-fact, including the direct sale without public auction of any such Collateral at such price, and upon such terms as may be determined by the attorney-in-fact;

               (ii) to enter upon any premises where the Collateral or any part thereof may be located without the need for a court order or other form of authority otherwise than upon the authority granted herein;

               (iii) to take and retain actual possession and control of any such Collateral as receivers without bond or otherwise, and transport any of it to any location as determined by such attorney-in-fact;

               (iv) to make any repairs, additions and improvements on the Collateral as such attorney-in-fact shall deem proper or necessary;

               (v) to administer, manage and use any of the Collateral;

               (vi) to conclude any agreement and collect any monies thereunder or otherwise due to the Debtor in respect of, or generated through the usage of, any of the Collateral;

               (vii) to institute and maintain such suits and proceedings as such attorney-in-fact shall deem expedient to prevent any impairment of the Collateral or to preserve and protect such attorney-in-fact's interest therein;

               (viii) to execute and deliver such deeds of conveyance or sale as may be necessary or proper for the purpose of conveying full title and ownership, free from any claims and rights of the Debtor, to any of the Collateral, after foreclosure thereof; and


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               (ix) in general, to sign such agreements and documents and perform such acts and things required, necessary or, in the opinion of such attorney-in-fact, advisable, to fully accomplish the purpose hereof.

          The Debtor hereby confirms and ratifies any and all actions and things performed or done by the Secured Party as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

          This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Debtor until all of the Secured Obligations have been paid in full and all Commitments have been terminated.

          2.03 Costs of Enforcement. All reasonable costs, expenses, charges and fees paid or incurred by the Secured Party in the exercise of any of the rights, remedies or powers granted under this Agreement shall be for the account of the Debtor, and the Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Secured Party therefor.

          SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES

          The Debtor represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement and the payment in full of the Secured Obligations, as follows:

          3.01 Location of Collateral. All material amounts of the Inventory and Equipment are located at the places specified on Schedule III. The office where the Debtor keeps its records concerning Accounts and other Collateral is located at the address specified on Schedule III for the Debtor. None of the Accounts is evidenced by an Instrument or by Chattel Paper, except as those which may be disclosed on Schedule I.

          3.02 Debtor Organization. The Debtor's exact legal name, state of incorporation or formation, principal place of business and chief executive office are (and for the four months prior to the date hereof has been) as set forth on Schedule III. The Debtor is qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of the Debtor to enforce the collection of Accounts due from customers residing in such locations.

          3.03 Enforceability. This Agreement has been duly executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

          3.04 Ownership. The Debtor is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral, free and clear of any Lien


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whatsoever, except for (A) the Lien created hereby, and (B) any other Permitted
Lien. No financing statement or other security instrument is on file in any jurisdiction covering any of the Collateral, other than such as have been filed with respect to either (i) the Lien created hereby or (ii) another Permitted Lien.

          3.05 Business. The Debtor does not conduct any business under any name or trade name other than those set forth on Schedule III. The taxpayer identification number of the Debtor is set forth on Schedule III.

          3.06 Control. Except for Inventory in transit in the ordinary course of the Debtor's business, the Debtor has exclusive possession and control of the Inventory and Equipment.

          3.07 Liens. This Agreement creates a continuing Lien in the Collateral, securing the payment of the Secured Obligations.

          3.08 Consents. No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Debtor in connection with either (i) the grant by the Debtor of the Lien created hereby or the execution, delivery or performance of this Agreement by the Debtor or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder, other than the filing of financing statements and continuing statements with the Secretary of State of the State of Delaware.

          SECTION 4. SPECIAL PROVISIONS CONCERNING ACCOUNTS; INSTRUMENTS; CHATTEL PAPER; COMMERCIAL TORT CLAIMS

          4.01 Additional Representations and Warranties. As of the time when each material Account arises, the Debtor shall be deemed to have represented and warranted, to the best of its knowledge and belief and unless otherwise disclosed by the Debtor in writing to the Secured Party, that such Account, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, will evidence true and valid obligations, enforceable in accordance with their respective terms and will be in compliance and will conform with all applicable law.

          4.02 Maintenance of Records. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon (subject to customary record retention policies) and all other dealings therewith, and the Debtor will make the same available to the Secured Party for inspection at all reasonable times upon reasonable prior written notice. The Debtor shall, at its own cost and expense, deliver all tangible evidence of the Accounts (including, without limitation, all documents evidencing the Accounts) and such books and records to the Secured Party or to its representatives (copies of which evidence and books and records may be retained by the Debtor) upon its demand at any


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time after the occurrence of and during the continuance of an Event of Default.
If the Secured Party so directs, the Debtor shall legend, in form and manner reasonably satisfactory to the Secured Party, the Accounts, as well as books, records and documents of the Debtor evidencing or pertaining to the same with an appropriate reference to the fact that the Accounts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

          4.03 Direction to Account Debtors; Contracting Parties; etc. The Debtor agrees that upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, at its option, directly notify the obligors with respect to any Accounts to make payments with respect thereto as directed by Secured Party and (ii) the Secured Party may apply, without notice to or assent by the Debtor, any or all such amounts in the manner provided in the Credit Agreement.

          4.04 Collection. The Debtor shall endeavor to cause to be collected from the account debtor named in the Debtor's Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that, unless an Event of Default shall have occurred and be continuing (and shall not have been waived by an appropriate vote or other action by the Lender), the Debtor may, subject to compliance with the Credit Agreement and other Loan Documents, allow in the ordinary course of business as adjustments to amounts owing under the Debtor's Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Debtor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services.

          4.05 Instruments and Chattel Paper. If any Collateral shall be evidenced by any Instrument or Chattel Paper, the Debtor shall within 10 Business Days of Debtor's receipt thereof either (i) deliver or pay over or otherwise credit to the account of the Secured Party such Instrument or Chattel Paper; or (ii) notify the Secured Party thereof, and shall upon request by the Secured Party promptly deliver such Instrument or Chattel Paper to the Secured Party appropriately endorsed to the order of the Secured Party as further security hereunder.


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

          4.06 Commercial Tort Claims. If the Debtor becomes involved, or becomes aware of a reasonable likelihood of becoming involved, in a Commercial Tort Claim, the Debtor shall within 10 Business Days thereof provide the Secured Party with reasonable details thereof such that Schedule II may be appropriately updated.

          SECTION 5. SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADEMARKS

          5.01 Additional Representations and Warranties. The Debtor represents and warrants as follows:

          (a) As of the Closing Date, the Debtor owns the Patents, Copyrights and Trademarks set forth on Schedule IV.

          (b) The Debtor is licensed to practice under or use all technology that it now uses or practices under.

          (c) It is aware of no third party claim that any aspect of the Debtor's present or contemplated business operations infringes or will infringe any Patent, Copyright, trade secret or Trademark.

          5.02 Infringements. Promptly upon learning thereof, the Debtor shall notify the Secured Party in writing of all pertinent details available thereto, with respect to any infringement or other violation of the Debtor's rights in any Patent, Copyright or Trademark that could reasonably be expected to have a Material Adverse Effect, whether or not such right is presently held by the Debtor. As to each such instance, to the extent deemed appropriate by the Debtor in its commercially reasonable judgement, and to the extent permitted by all requirements of law, the Debtor shall diligently pursue a remedy. Promptly upon learning thereof, the Debtor shall notify the Secured Party in writing of any claim that any activity of the Debtor infringes or otherwise violates the right of any third party with respect to any patent, copyright or trademark.

          5.03 Other Patents, Copyrights and Trademarks. If the Debtor hereafter acquires rights in any material Patent, Copyright or Trademark, the Debtor shall deliver to the Secured Party within 30 days of such acquisition, a copy of such Patent, Copyright or Trademark.

          5.04 Remedies. If an Event of Default shall occur and be continuing (and shall not have been waived by an appropriate vote or other action by the Lender), the Secured Party, acting pursuant to and in accordance with the terms of the Credit Agreement, by written notice to the Debtor may (a) take and practice or use or sell any or all of such Patents, Copyrights or Trademarks, or take and use or sell the Debtor's rights in such Patents, Copyrights or Trademarks, along with the goodwill and all other elements of the Debtor's ongoing business symbolized by such assets and secured under this Agreement, and the right to carry on the business of the Debtor in connection with which such assets have been used, and (b) direct the Debtor to refrain, in which event the


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Debtor shall refrain, from practicing under such Patent and Copyright rights directly or indirectly, or from using the Trademarks in any manner, directly or indirectly, and if requested by the Secured Party, the Debtor shall change its name to eliminate therefrom any use of any Trademarks, and execute any other and further documents which the Secured Party may request further to confirm the foregoing and to permit the Secured Party to enforce its remedies relating to such trademarks, patents and/or copyrights.

          SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL; INSURANCE

          6.01 Protection of the Secured Party's Interests. The Debtor will do nothing to impair the rights of the Secured Party in the Collateral; provided, however, that nothing herein shall prevent the Debtor, prior to the exercise by the Secured Party of any such rights, from undertaking the Debtor's operations in the ordinary course of business. The Debtor assumes all liability and responsibility in connection with the Collateral which it owns and the liability of the Debtor with respect to the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever be unavailable to the Debtor.

          6.02 Further Actions. The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of the Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Secured Party, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

          6.03 Financing Statements.

          (a) The Debtor authorizes the Secured Party to file, without the signature of the Debtor to the extent permitted by law, all financing statements, continuation statements, amendments, assignments, certificates, and other documents and instruments with respect to the Collateral pursuant to the UCC and otherwise as may be necessary or reasonably requested by Secured Party to perfect or from time to time to publish notice of, or continue or renew the security interests granted hereby and previously granted (including, such financing statements, continuation statements, certificates, and other documents as may be necessary or reasonably requested to perfect a security interest in any additional property rights hereafter acquired by Debtor or in any replacements, products or proceeds thereof), in each case in form and substance satisfactory to Secured Party. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Secured Party may reasonably determine is necessary, advisable or prudent to ensure the perfection of


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

the security interest in the Collateral granted to Secured Party herein. In addition, the Debtor hereby irrevocably makes, constitutes and appoints the Secured Party (and all Persons designated by the Secured Party for that purpose) the Debtor's true and lawful attorney-in-fact to sign the name of the Debtor on any financing statement or other writing necessary or requested by the Secured Party to perfect its Lien on or in any of the Collateral or to maintain the perfection thereof. The Secured Party agrees to provide the Debtor with a copy of any financing statement filed without the signature of the Debtor.

          (b) Debtor will pay the cost of filing the same in all public offices where filing is necessary or reasonably requested by Secured Party and will pay any and all recording or filing taxes that may be due in connection with any such filing.

          6.04 Location. The Debtor shall not, without at least thirty (30) days' prior written notice to the Secured Party, (i) change the location of its chief executive office/chief place of business from that specified on Schedule III or remove its books and records from the location specified on Schedule III,
(ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, or (iii) change the location of any other Collateral to a location not listed on Schedule III; provided, however, this Section 6.04 shall not restrict the Debtor from disposing of or removing any Collateral for repairs or similar purposes in the ordinary course of its business. The Debtor shall from time to time notify the Secured Party of each location at which any material portion of the Collateral or such books and records are to be kept for temporary processing, storage, repair or similar purposes. No action requiring notice to the Secured Party under this paragraph shall be effected until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected Lien of the Secured Party on and in the Collateral affected thereby shall have been taken.

          6.05 Adverse Claims. The Debtor shall defend the Collateral against all claims and demands of all Persons (other than the Secured Party and holders of Permitted Liens) claiming an interest therein. The Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent that (i) the Debtor is, in good faith and by appropriate proceedings, contesting the validity thereof and (ii) the Collateral that is the subject thereof is not in imminent risk of seizure, levy, sale, execution or other process.

          6.06 Taxes. The Debtor confirms to the Secured Party that any and all taxes or fees relating to its business, including, but not limited to, the Accounts and all goods relating thereto, are its sole responsibility and shall be paid by the Debtor when due and that none of said taxes or fees represent a Lien on the Collateral. The Debtor shall maintain its status as a validly existing legal entity, and shall remain qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of the Debtor to enforce collection of the Accounts due from customers residing in such locations.

          6.07 No Other Liens. The Debtor shall not grant, create or permit to exist any Lien upon all or any portion of the Collateral, or any proceeds thereof, in favor of any other Person other than the Secured Party; and shall not create, or permit to exist, any obligations, other than those secured by the Permitted Liens (as defined in the Credit Agreement of even date), that are secured thereby. Notwithstanding the generality of the foregoing sentence, Debtor may grant a security interest in its accounts receivable in order to incur Senior Permitted Indebtedness (as defined in said Credit Agreement) and the Secured Party agrees to do such acts, and to execute such documents, as to permit Debtor to grant such security interest, all at no charge to the Debtor, but at Debtor's sole expense.

          6.08 Access. The Debtor shall permit the Secured Party, or its representatives, to have access to the Inventory and the Equipment, and other tangible Collateral for purposes of inspection during normal business hours and upon reasonable notice to the Debtor; and shall promptly notify the Secured Party in writing of any material loss or damage to the Inventory, Equipment or other Collateral.

          SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

          7.01 Remedies; Obtaining the Collateral Upon Default. The Debtor agrees that, if any Event of Default shall have occurred and be continuing (and shall not have been waived by an appropriate vote or other action by the Lender), then and in every such case, subject to the terms and provisions of the Credit Agreement and any applicable law, the Secured Party, in addition to any rights now or hereafter existing under any applicable law, shall have all rights as a secured creditor under the UCC or other any applicable law in all relevant jurisdictions and may, acting pursuant to and in accordance with the terms of the Credit Agreement and other Loan Documents:

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation, and the Accounts constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to Secured Party; and

          (c) sell, assign or otherwise liquidate, or direct the Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

          (d) take possession of the Collateral or any part thereof, by directing the Debtor in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event the Debtor shall at its own expense:

               (i) forthwith cause the same, to the extent reasonably feasible, to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party,

               (ii) store and keep any Collateral so delivered to the Secured Party (to the extent not physically delivered to the Secured Party) at such place or places pending further action by the Secured Party as provided in Section 7.02, and

               (iii) while such Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

          it being understood that the Debtor's obligation to so deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Debtor of such obligation.

          7.02 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Secured Party under or pursuant to Section 7.01, and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, upon written direction in compliance with all applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which the Secured Party shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than ten days' written notice to the Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten days after the giving of such notice, to the right of the Debtor or any nominee of the Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. To the extent permitted by all requirements of law, the Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.02. If, under any applicable law, the Secured Party shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Debtor as hereinabove specified, the Secured Party shall give the Debtor only such notice of disposition as shall be reasonably practicable in view of such applicable law.

          7.03 Waiver of Claims. Except as otherwise provided in this Agreement, THE DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY ALL REQUIREMENTS OF LAW, NOTICE AND JUDICIAL HEARING IN

CONNECTION WITH THE SECURED PARTY TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, IN EACH CASE IF AND AS PERMITTED BY ALL REQUIREMENTS OF LAW, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, and the Debtor hereby further waives, to the extent permitted by all applicable law:

               (i) all damages occasioned by such taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of the Secured Party or any Person acting on its behalf or instruction;

               (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

               (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such applicable of law.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

          7.04 Application of Proceeds. The proceeds of any Collateral obtained pursuant to Section 7.01 or disposed of pursuant to Section 7.02 shall be applied in accordance with Section 7.01 of the Credit Agreement.

For the avoidance of doubt, it is understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by the Debtor and the aggregate amount of the Secured Obligations owed by the Debtor.

          7.05 Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder or under any other

Loan Document and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

          7.06 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

          SECTION 8. INDEMNITY

          The provisions of Section 8.04(b) of the Credit Agreement are incorporated herein by reference.

          SECTION 9. MISCELLANEOUS

          9.01 Notices. All notices hereunder, unless otherwise specified, shall be provided as specified in Section 8.02 of the Credit Agreement. Promptly after the execution of any and all amendments, supplements and waivers, of and to the Collateral, originals, if reasonably available and, if not, copies of such amendments, supplements and waivers shall be delivered to the Secured Party.

          9.02 Waiver; Amendment. This Agreement may be amended, waived, discharged, or (except as provided in Section 9.08) terminated only by an instrument in writing.

          9.03 Obligations Absolute. The obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Credit Agreement or any of the Loan Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Documents; (iii) any furnishing of any additional security (including, without limitation, any assets, whether now owned or hereafter acquired, upon which a Lien is created or granted from time to time) to the Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Secured Party; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor. In the event of any inconsistency between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

          9.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party. The Secured Party may transfer, assign or grant all or such relevant part of its rights hereunder in accordance with the provisions of the Credit Agreement. All agreements, statements, representations and warranties made by the Debtor herein or in any certificate or other instrument delivered by the Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement, the Credit Agreement and the other Loan Documents regardless of any investigation made by the Secured Party or on its behalf.

          9.05 Headings Descriptive, etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          9.06 GOVERNING LAW; SUBMISSION to JURISDICTION and VENUE; WAIVER of JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) The Debtor and the Secured Party, to the extent that they may lawfully do so, hereby consent to service of process, and to be sued, in the Borough of Manhattan, City and State of New York, and consent to the nonexclusive jurisdiction of the courts of the State of New York located in such Borough and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action, or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have as to venue in any such courts.

          (c) The Debtor consents to receive all service of process in the State of New York via registered mail at its respective address set forth in Section
8.02 of the Credit Agreement. Such service of process shall be deemed completed upon the date of delivery to the Debtor, or, if later, upon the earliest of any other date permitted by applicable law.

          (d) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE DEBTOR OR THE SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

          9.07 The Debtor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall have no obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or with respect to any Collateral.

          9.08 Termination; Release. This Agreement shall terminate when all Secured Obligations have been paid in full and all Commitments have been terminated, and the Secured Party, at the expense of the Debtor, will promptly execute and deliver to the Debtor the proper instruments (which shall include UCC termination statements on form UCC-3) acknowledging the termination of this Agreement, and will promptly duly assign, transfer and deliver to the Debtor (without recourse and without any representation or warranty) free from any interest of the Secured Party or Lien granted hereunder such of the Collateral as may be in possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement together with such notices to third parties as may be necessary to countermand any notices previously sent to them pursuant hereto.

          9.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument.

          9.10 Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby. In addition, the Debtor and the Secured Party undertake to negotiate in good faith with a view to replacing such invalid, illegal or unenforceable provision with another provision not so invalid, illegal or unenforceable with the same or similar effect.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        HearUSA, INC.


                                        By: /s/ Stephen J. Hansbrough
                                            ------------------------------------
                                        Name: Stepehen J. Hansbrough
                                        Title: President and Chief Executive
                                               Officer


                                        SIEMENS HEARING INSTRUMENTS, INC.


                                        By: /s/ William J. Lankenau
                                            ------------------------------------
                                        Name: William J. Lankenau
                                        Title: President & CEO